                                                                Exhibit 99




                             LANIER WORLDWIDE, INC.
                             SAVINGS INCENTIVE PLAN
                    (Amended and Restated June /s/ 28, 1994)





1034206

                               TABLE OF CONTENTS


                                   ARTICLE I

                           HISTORY AND EFFECTIVE DATE


                                   ARTICLE II

                                  CONSTRUCTION

                                                                                                           Page
                                                                                                           ----
2.1      Controlling Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2

2.2      Type of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2

2.3      Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2


                                    ARTICLE III

                                     DEFINITIONS

3.1      Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3

3.2      Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3

3.3      Average Contribution Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3

3.4      Average Deferral Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3

3.5      Before-Tax Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3

3.6      Before-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3

3.7      Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4

3.8      Board  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4

3.9      Break in Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5

3.10     Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5

                                                                                                           Page
                                                                                                           ----
3.11     Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5

3.12     Contribution Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6

3.13     Deferral Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6

3.14     Earnings and Profits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6

3.15     Election Form  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7

3.16     Elective Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7

3.17     Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7

3.18     Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7

3.19     Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7

3.20     Employment Commencement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7

3.21     Employment Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8

3.22     Entry Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8

3.23     ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8

3.24     Excess Aggregate Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8

3.25     Excess Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8

3.26     Excess Deferrals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.27     Family Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.28     Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.29     Harris/LBP Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.30     Highly Compensated Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.31     Hour of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

                                                                                                         Page
                                                                                                         ----
3.32     Matching Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.33     Matching Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.34     Matched Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        9

3.35     Maximum Deferral Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.36     Nonhighly Compensated Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.37     Normal Retirement Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.38     Participant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.39     Participation Requirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.40     Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.41     Plan Quarter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.42     Plan Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.43     Plan Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.44     Rollover Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.45     TRA 86 Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10

3.46     Trust Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

3.47     Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

3.48     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

3.49     Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11

3.50     Year of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11






                                                 ARTICLE IV

                                                PARTICIPATION
                                                                                                        Page
                                                                                                        ----
4.1      General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13

4.2      Pre-Merger Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13

4.3      Reemployment Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13

4.4      Absence from Service, Change in Status . . . . . . . . . . . . . . . . . . . . . . . . . .       13

4.5      Plan Not An Employment Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13

4.6      Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14


                                                 ARTICLE V

                                         CONTRIBUTIONS AND ACCOUNTS

5.1      Before-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

         (a)     Percentage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

         (b)     Payroll Deductions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

         (c)     Account Credits and Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

         (d)     Investment Gains and Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

5.2      Election Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

         (a)     Initial Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15

         (b)     Revised Election . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

         (c)     Termination of Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

         (d)     Resumption After Termination . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

         (e)     Timeliness and Election Procedures . . . . . . . . . . . . . . . . . . . . . . . .       16

                                                                                                        Page
                                                                                                        ----
         (f)     Plan Sponsor Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

5.3      Matching Contributions and Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . .       16

         (a)     Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16

         (b)     Forfeitures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

         (c)     Timing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

         (d)     Insufficient Earnings and Profits  . . . . . . . . . . . . . . . . . . . . . . . .       17

         (e)     Account Credits and Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

         (f)     Investment Gains and Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

5.4      Limitations on Allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

         (a)     General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

         (b)     Section  415 Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

                 (1)      General Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       17

                 (2)      Coordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18

                 (3)      Corrections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18

         (c)     Individual Dollar Limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

                 (1)      This Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

                 (2)      Other Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

                 (3)      Claim . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19

                 (4)      Determination of Investment Gain
                          or Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20

                 (5)      Distribution of Excess Deferrals  . . . . . . . . . . . . . . . . . . . .       20

                 (6)      Forfeiture of Related Match . . . . . . . . . . . . . . . . . . . . . . .       20

                                                                                                        Page
                                                                                                        ----
         (d)     Limitations on Before-Tax Contributions
                 for Highly Compensated Participants  . . . . . . . . . . . . . . . . . . . . . . .       20

                 (1)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20

                 (2)      Special Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20

                          (A)     Other Plan or Arrangements  . . . . . . . . . . . . . . . . . . .       20

                          (B)     Other Requirements  . . . . . . . . . . . . . . . . . . . . . . .       21

                 (3)      Distribution of Excess
                          Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21

                 (4)      Determination of Investment Gains
                          or Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21

                 (5)      Forfeiture of Related Match . . . . . . . . . . . . . . . . . . . . . . .       21

                 (6)      Qualified Matching Contribution   . . . . . . . . . . . . . . . . . . . .       21

         (e)     Limitations on Matching Contributions
                 for Highly Compensated Participants  . . . . . . . . . . . . . . . . . . . . . . .       22

                 (1)      General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22

                 (2)      Special Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22

                          (A)     Other Plan or Arrangements  . . . . . . . . . . . . . . . . . . .       22

                          (B)     Other Requirements  . . . . . . . . . . . . . . . . . . . . . . .       23

                 (3)      Distribution of Excess
                          Aggregate Contributions . . . . . . . . . . . . . . . . . . . . . . . . .       23

         (f)     Multiple Use Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23

         (g)     Limitations on Deductibility . . . . . . . . . . . . . . . . . . . . . . . . . . .       23

         (h)     Withholding Obligations and Account Balance  . . . . . . . . . . . . . . . . . . .       23

         (i)     Allocation Corrections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24

                                                                                                         Page
                                                                                                         ----
5.5      Rollover Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24

5.6      Account Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24

5.7      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25


                                                  ARTICLE VI

                                                PLAN BENEFITS

6.1      Retirement Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26

6.2      Disability Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26

         (a)     Full Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26

         (b)     Definition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       26

         (c)     Determination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27

6.3      Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27

6.4      Vested Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27

         (a)     General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27

         (b)     Vesting Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       27

         (c)     Reemployment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28

6.5      Forfeiture of Benefit of Missing Claimant  . . . . . . . . . . . . . . . . . . . . . . . .       28

6.6      Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29

         (a)     Request  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29

         (b)     Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29

         (c)     Limitations and Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       29

         (d)     Interest Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30

                                                                                                         Page
                                                                                                         ----
         (e)     Repayment and Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30

         (f)     Mechanics  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       31

         (g)     Special Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32

6.7      No In-Service Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       32


                                                 ARTICLE VII

                                             BENEFIT DISTRIBUTION

7.1      Method . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33

7.2      Distribution Deadlines . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33

         (a)     General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33

         (b)     $3500 or Less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33

         (c)     More than $3500  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33

         (d)     Statutory Deadlines  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33

                 (1)      Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       33

                          (i)     Initial Distribution  . . . . . . . . . . . . . . . . . . . . . .       33

                          (ii)    Required Beginning Date . . . . . . . . . . . . . . . . . . . . .       34

                 (2)      Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34

7.3      Direct Rollover  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       34

7.4      Claim for Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35

7.5      Mistakes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35


                                        ARTICLE VIII

                             NAMED FIDUCIARIES AND PLAN SPONSOR

                                                                                                        Page
                                                                                                        ----
8.1      Named Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

8.2      Allocation and Delegation by Named
         Fiduciaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

8.3      Advisers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

8.4      Dual Fiduciary Capacities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

8.5      Plan Sponsor Power and Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

         (a)     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

         (b)     Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36

         (c)     Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37

         (d)     Reliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37

         (e)     Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       37


                                        ARTICLE IX

                                   TRUST FUND AND TRUSTEE


                                         ARTICLE X

                                AMENDMENT AND TERMINATION

10.1     Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39

10.2     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       39





                                          ARTICLE XI

                                         MISCELLANEOUS
                                                                                                       Page
                                                                                                       ----

11.1     Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40

11.2     Legally Incompetent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40

11.3     Benefits Supported Only by Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . .       40

11.4     Discrimination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40

11.5     Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41

11.6     Nonreversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41

11.7     Merger or Consolidation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41

11.8     Reporting and Disclosure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       42

11.9     Top Heavy Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       42

         (a)     Determination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       42

         (b)     Special Top Heavy Plan Rules . . . . . . . . . . . . . . . . . . . . . . . . . . .       43

11.10    Qualified Domestic Relations Order . . . . . . . . . . . . . . . . . . . . . . . . . . . .       43


Exhibit A

                             LANIER WORLDWIDE, INC.
                             SAVINGS INCENTIVE PLAN

                                   ARTICLE I

                           HISTORY AND EFFECTIVE DATE


         This Lanier Worldwide, Inc. Savings Incentive Plan amends, restates and renames the Harris/3M Document Products, Inc. Savings Incentive Plan as originally effective as of April 1, 1986. That Plan was last amended and restated effective as of July 1, 1987.

         This amendment and restatement is intended to satisfy all applicable TRA 86 Requirements effective as of July 1, 1989 and any earlier dates required by applicable TRA 86 Requirements.

         The name of this Plan was changed, effective as of October 1, 1989, as a result of the merger of the Harris/Lanier Advantage Plan ("Harris/LBP Plan") into this Plan, effective as of October 1, 1989. The Harris/LBP Plan was originally effective as of October 1, 1986. This Plan also is intended to amend the Harris/LBP Plan to the extent necessary to satisfy applicable TRA 86 Requirements.

         This Plan was amended and restated on April 30, 1990. This amendment and restatement is effective June 30, 1992.

         This Plan was further amended on June /s/ 28, 1994, to satisfy all applicable TRA 86 Requirements and the requirements of subsequent legislation that are effective after July 1, 1989.

                                   ARTICLE II

                                  CONSTRUCTION


         2.1 CONTROLLING LAWS. To the extent state laws are not preempted by federal law, this Plan and the related Trust Agreement shall be construed and interpreted under the laws of the State of Maryland.

         2.2 TYPE OF PLAN. The Plan Sponsor intends that this Plan and the related Trust Agreement satisfy the requirements for tax exempt status under Code Section 401 (including Code Section 401(k) and Section 401(m)), Code
Section 501(a) and related Code sections as a "profit sharing plan" which includes a cash or deferred arrangement. The provisions of this Plan and the Trust Agreement shall be construed and interpreted in accordance with the requirements of the Code, ERISA, and the applicable regulations.

         2.3 CONSTRUCTION. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Plan to a section (Section) shall be to a section in this Plan unless otherwise indicated. References in this Plan to a section of the Code, ERISA or any other federal law shall also refer to the regulations issued under such section.

         Further, except as expressly stated otherwise, no provision of this Plan or the related Trust Agreement is intended to nor shall grant any rights to Participants or Beneficiaries or any interest in the Fund in addition to those minimum rights or interests required to be provided under ERISA and the Code.





                    - 2 -             Savings Incentive Plan

                                  ARTICLE III

                                  DEFINITIONS


         The capitalized terms and phrases used in this Plan shall have the meanings set forth in this Article 3:

         3.1 ACCOUNT -- means the balance to the credit of a Participant under this Plan. When amounts in a Participant's Account are described in terms of their origin, the Account may be divided into the Before-Tax Account, the Matching Account, and the Rollover Account, if any.

3.2 AFFILIATE -- means for any Plan Year the Plan Sponsor and any trade or business, whether or not incorporated, which (during such year) is a single employer with the Plan Sponsor under Code Section 414(b), (c), (m) or (o); provided, solely for purposes of Section 5.4(b) (Section 415 Limitations), the phrase "more than 50 percent" shall be substituted for "at least 80 percent" each place that "at least 80 percent" appears in Code Section 1563(a)(1).

         3.3 AVERAGE CONTRIBUTION PERCENTAGE -- means for each Plan Year the average (expressed as a percentage) of the Contribution Percentages computed separately (a) for the group of Highly Compensated Participants during such Plan Year and (b) for the group of Nonhighly Compensated Participants during such Plan Year.

         3.4 AVERAGE DEFERRAL PERCENTAGE -- means for each Plan Year the average (expressed as a percentage) of the Deferral Percentages computed separately (a) for the group of Highly Compensated Participants during such Plan Year and (b) for the group of Nonhighly Compensated Participants during such Plan Year.

         3.5 BEFORE-TAX ACCOUNT -- means the portion of a Participant's Account attributable to the Before-Tax Contributions made on his behalf under this Plan.

         3.6 BEFORE-TAX CONTRIBUTIONS -- means (a) that part of a Participant's Compensation (as described in Section 3.11(a)) which he elects to defer into this Plan and which is intended to be excluded from his gross income for federal income tax purposes solely by reason of the application of Code Section 401(k) and Code Section 402(a)(8) and (b) any additional contribution made by the Plan Sponsor under Section 5.4(d).





                    - 3 -             Savings Incentive Plan

Article III:  Definitions


         3.7     BENEFICIARY -- means either

                 (a) if a Participant is married, the person who is his spouse on his date of death, unless such spouse consents (or consented) on an Election Form signed before a notary public to the specific Beneficiary designation made by the Participant, or such spouse's consent is not required under federal law,

                 (b) the person or persons so designated in writing by a Participant on a properly completed Election Form which he delivers to the Plan Sponsor before his death or, if no such designation is made, or if no person so designated survives the Participant or, if after checking his last known mailing address, the whereabouts of the person so designated is unknown,

                 (c) the person or persons, if any, expressly so designated by the Participant to receive the death benefit payable under the group term life insurance program maintained by his Employer or, if no such designation was made, or if no such person so designated survives the Participant, or, if after checking his last known mailing address, the whereabouts of the person so designated is unknown,

                 (d) the Participant's surviving children (natural and adopted) in equal shares or, if there are no such surviving children,

                 (e) the estate of the last survivor as between the Participant and his Beneficiary, if a personal representative of such person has qualified within 12 months from the date of such person's death or, if no personal representative has so qualified,

                 (f) any heirs-at-law of the Participant and his Beneficiary, as determined by the Plan Sponsor under the laws of the State of Georgia, whose whereabouts are known to the Plan Sponsor.

         The determination of whether a person is the spouse of a deceased Participant shall be made by the Plan Sponsor from the Employer's records or from evidence timely furnished to the Plan Sponsor by the person claiming to be such spouse.

         3.8 BOARD -- means the Board of Directors of the Plan Sponsor, or any committee of the Board authorized to act for the Board under applicable law.





                    - 4 -             Savings Incentive Plan

Article III:  Definitions


         3.9 BREAK IN SERVICE -- means any 12 consecutive month period which begins on an Employment Termination Date or anniversary of such date during which an Employee or former Employee fails to complete an Hour of Service.

         3.10 CODE -- means the Internal Revenue Code of 1986, as amended, or any successor statute, and, in the event an amendment to the Code renumbers a section of the Code referred to in this Plan, any such reference to such section automatically shall become a reference to such section as renumbered.

         3.11 COMPENSATION -- means for each Participant for any applicable period,

                 (a) For purposes of determining the amount of Elective Deferrals and the Matching Contribution, the regular salary or wages, overtime, bonuses, commissions, and regional and supplemental differential premiums paid to such Participant during such period by one or more Employers, but does not include long term incentive awards, severance payments, or foreign supplemental allowances.

                 (b) For purposes of determining the Code Section 415 limitations described in Section 5.4 for Plan Years beginning after June 30, 1990, compensation as defined in Code Section 415(c)(3). The Plan Sponsor may compute the Code Section 415 limitations with respect to a Plan Year using any allowable definition of compensation.

                 (c) For purposes of computing a Participant's Average Contribution Percentage and Average Deferral Percentage, and for any other testing purpose with respect to a Plan Year, the Plan Sponsor may use any allowable definition of compensation.

         The Elective Deferrals made by an Employer on behalf of such Participant that are not includible in his gross income for federal income tax purposes for such period because they are contributed to a cash or deferred arrangement described in Code Section 401(k) or because they are excluded under Code Section 125 shall be included as Compensation for all purposes except for determining the Code Section 415 limitations.

         Compensation shall not include any amounts paid to or on behalf of an Employee for any period when such Employee is not eligible to make Before-Tax Contributions under this Plan unless the inability to make Before-Tax Contributions is due to a suspension under Section 5.2(d) or (f) or the application of the Code Section 415 limitations described in Section 5.4. For purposes of this Plan, Compensation shall not include any amount received from an Affiliate with





                    - 5 -             Savings Incentive Plan

Article III:  Definitions

respect to services rendered while the Affiliate was not an Employer. Compensation for any Plan Year beginning on or after July 1, 1994 shall not include any amount in excess of $150,000, adjusted for changes in the cost of living as provided under Code Section 415(d).

         3.12 CONTRIBUTION PERCENTAGE -- means with respect to all Highly Compensated Participants and all Nonhighly Compensated Participants for each Plan Year, the ratio, calculated separately for each Participant in each such group, of

                 (a) the amount of the Matching Contributions, if any, to be credited for such Plan Year to his Matching Account to

                 (b)      his Compensation for such Plan Year.

         For purposes of determining the Contribution Percentages of each Highly Compensated Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Participants, the Matching Contributions and Compensation of his "family members" (as described in Code Section 414(q)(6)) shall be treated solely as the Matching Contributions and Compensation of such Highly Compensated Participant.

         3.13 DEFERRAL PERCENTAGE -- means with respect to all Highly Compensated Participants and all Nonhighly Compensated Participants for each Plan Year, the ratio, calculated separately for each Eligible Employee in each such group, of

                 (a) the amount of his Before-Tax Contributions, if any, to be credited for such Plan Year to his Before-Tax Employee Account to

                 (b)      his Compensation for such Plan Year.

         For purposes of determining the Deferral Percentage of each Highly Compensated Participant who is a 5-percent owner or one of the ten most highly-paid Highly Compensated Participants, the Before-Tax Contributions and Compensation of any Family Member shall be treated solely as the Before-Tax Contributions and Compensation of such Highly Compensated Participant.

         3.14 EARNINGS AND PROFITS -- the net income of an Employer as determined for each Plan Quarter by the Employer for financial accounting purposes after excluding start-up expenses.





                    - 6 -             Savings Incentive Plan

Article III:  Definitions


         3.15 ELECTION FORM -- means the form provided by the Plan Sponsor for making the elections and designations called for under this Plan and no such form shall be effective unless properly completed and timely delivered in accordance with such rules as the Plan Sponsor shall adopt from time to time.

         3.16 ELECTIVE DEFERRALS -- means for each Participant for each calendar year, any elective contribution made on behalf of such Participant under this Plan pursuant to such Participant's election under Section 5.1.

         3.17 ELIGIBLE EMPLOYEE -- means for each Plan Year each Employee of an Employer other than

                 (a) an Employee who is treated as such solely by reason of the "leased employee" rules set forth in Code Section 414(n),

                 (b) an Employee who is a member of (or who is represented by) collective bargaining unit which has failed to reach an agreement with his Employer that he be eligible to participate in this Plan,

                 (c) an Employee who receives no earned income from an Employer under the Employer's United States payroll system,

                 (d) an Employee who is employed by the Plan Sponsor at the Puerto Rico branch,

                 (e) an Employee who is classified on the personnel records of an Employer as employed in a temporary, summer, or casual part-time position for short-term work load, which employment is intended to terminate upon completion of such assignment.

         3.18 EMPLOYEE -- means a person who is employed and paid as a full-time, part-time, regular or temporary employee of an Affiliate or who is treated as such under the "leased employee" rules set forth in Code Section 414(n).

         3.19 EMPLOYER -- means the Plan Sponsor; for periods before December 31, 1990, the Executive Conference Center, Inc.; Lanier Financial Services, Inc.; and each other Affiliate which the Plan Sponsor designates in writing as such from time to time.

         3.20 EMPLOYMENT COMMENCEMENT DATE -- means the first date on which an Employee first performs an Hour of Service or, if a former Employee is





                    - 7 -             Savings Incentive Plan

Article III:  Definitions

reemployed after he has a Break in Service, the first date on which the reemployed Employee performs an Hour of Service after such Break in Service.

         3.21 EMPLOYMENT TERMINATION DATE -- means as to each period of employment for each Employee the first to occur of (a) the date on which he quits, retires, is discharged or dies or (b) the date on which a 12 consecutive month period ends during which he did not perform an Hour of Service.

         3.22 ENTRY DATE -- means (1) for periods beginning before October 1, 1989, the first day in the first payroll period in each calendar month; (2) for periods beginning after September 30, 1989 the first day in the first payroll period beginning in each Plan Quarter; (3) for periods beginning after June 30, 1992, the first day of the bi-weekly payroll period beginning on or after the date on which an Eligible Employee satisfies the Participation Requirements; and (4) for purposes of Section 5.2(b) hereof, the first day in the first payroll period beginning after May 1, 1992.

         3.23 ERISA -- means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute and, in the event an amendment to ERISA renumbers a section of ERISA referred to in this Plan, any such reference to such section automatically shall become reference to such section as renumbered.

         3.24 EXCESS AGGREGATE CONTRIBUTIONS -- means the excess of (a) the Matching Contributions actually made on behalf of Highly Compensated Participants for a Plan Year over (b) the maximum amount of such contributions permitted for such Plan Year under Code Section 401(m)(2)(A). Such maximum amount shall be determined by reducing Matching Contributions made on behalf of such Highly Compensated Participants in order of their actual Contribution Percentages, beginning with the highest of such percentages.

         3.25 EXCESS CONTRIBUTIONS -- means the excess of (a) the Before-Tax Contributions actually made on behalf of Highly Compensated Participants for a Plan Year over (b) the maximum amount of such contributions permissible for such Plan Year under Code Section 401(k)(3)(A). Such maximum amount shall be determined by reducing Before-Tax Contributions made on behalf of such Highly Compensated Participants in order of their actual Deferral Percentages, beginning with the highest of such percentages. In the case of a Highly Compensated Participant whose actual Deferral Percentage is determined under the family aggregation rules, the amount of excess contributions shall be determined in accordance with the leveling method of Treasury Regulations
Section 1.401(k)-1(f)(2) and Excess





                    - 8 -             Savings Incentive Plan

Article III:  Definitions

Contributions shall be allocated among the Family Members in proportion to their respective contributions.

         3.26 EXCESS DEFERRALS -- means for each Participant for each Plan Year the Before-Tax Contributions for such Plan Year that the Participant designates as exceeding the $7,000.00 limit set forth in Code Section 402(g), as such limit is adjusted for cost of living increases in accordance with Code
Section  402(g), pursuant to the procedure set forth in Section  5.4(c).

         3.27 FAMILY MEMBER -- means an individual described in Code Section 414(q)(6).

         3.28 FORFEITURE -- the dollar amount deducted from a Participant's Matching Account and forfeited in accordance with this Plan.

         3.29 HARRIS/LBP PLAN - means the Harris/Lanier Advantage Plan as amended from time to time.

         3.30 HIGHLY COMPENSATED PARTICIPANT -- means each Participant who is a "highly compensated employee" within the meaning of Code Section 414(q) as determined by the Plan Sponsor in accordance with reasonable and nondiscriminatory rules established by the Plan Sponsor, uniformly and consistently applied.

         3.31 HOUR OF SERVICE -- means each hour for which an Employee is paid, or entitled to payment, for the performance of duties as an Employee during any period of employment as such.

         3.32 MATCHING ACCOUNT -- means the bookkeeping subaccount maintained as part of a Participant's Account to show his vested interest in the Trust Fund attributable to the Matching Contributions made on his behalf under this Plan.

         3.33 MATCHING CONTRIBUTIONS -- means the contributions made by the Plan Sponsor in accordance with Section 5.3.

         3.34 MATCHED DEFERRALS - means for each pay period that portion of the Before-Tax Contributions contributed on behalf of a Participant for such pay period which do not exceed 3% of his Compensation for such pay period.





                    - 9 -             Savings Incentive Plan

Article III:  Definitions


         3.35    MAXIMUM DEFERRAL PERCENTAGE -- means

                 (a)      for each Nonhighly Compensated Participant, 15%, and

                 (b) for each Highly Compensated Participant, 6%, or such other percentage within limitations established by the Internal Revenue Service, not to exceed 15%.

         3.36 NONHIGHLY COMPENSATED PARTICIPANT -- means for each Plan Year each Participant other than a Highly Compensated Participant.

         3.37    NORMAL RETIREMENT AGE -- means age 65.

         3.38 PARTICIPANT -- means for any Plan Year an Eligible Employee who has satisfied the Participation Requirement and has become eligible to make Before-Tax Contributions under this Plan in accordance with Article 4.

         3.39 PARTICIPATION REQUIREMENT -- means the later of the completion of one Year of Service or the attainment of age 21.

         3.40 PLAN -- means this Lanier Worldwide, Inc. Savings Incentive Plan as set forth in this document, and as amended from time to time, and, for periods prior to October 1, 1989, the Harris/3M Document Products, Inc. Savings Incentive Plan, as amended from time to time.

         3.41    PLAN QUARTER -- means each calendar quarter in each Plan Year.

         3.42 PLAN SPONSOR -- means Lanier Worldwide, Inc. and any successor to such corporation and, for periods before October 1, 1989, Harris/3M Document Products, Inc.

         3.43    PLAN YEAR -- means the fiscal year ending each June 30.

         3.44 ROLLOVER ACCOUNT -- means the portion of a Participant's Account consisting of funds transferred from another qualified plan pursuant to the provisions of Section 5.5, together with any earnings, and reduced by any investment losses, thereon.

         3.45 TRA 86 REQUIREMENTS -- means all applicable requirements of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988 and those requirements treated by the IRS as subject to
Section  1140 of the Tax





                   - 10 -             Savings Incentive Plan

Article III:  Definitions

Reform Act of 1986 as well as any technical corrections to those requirements contained in the Revenue Reconciliation Act of 1989.

         3.46 TRUST AGREEMENT -- means the Harris Corporation Trust Agreement established as part of this Plan, as amended from time to time.

         3.47 TRUST FUND -- means the assets held by the Trustee in accordance with the Trust Agreement.

         3.48 TRUSTEE -- means the person or persons acting as the trustee from time to time under the Trust Agreement.

         3.49 VALUATION DATE -- means such date or dates within a Plan Year as may be so designated by the Plan Sponsor and shall occur at least monthly.

         3.50 YEAR OF SERVICE -- means each year of employment completed in any "period of employment" as an Employee.

                 (a) CONTINUOUS EMPLOYMENT. A "period of employment" for this purpose will be deemed to start on an Employee's Employment Commencement Date and end on that Employment Termination Date which coincides with the first day of his first Break in Service following that Employment Commencement Date. Thus, an Employee will receive credit for each day of employment and for each day of any separation from service due to an absence or termination of employment if the absence or termination is less than 12 consecutive months long.

                 (b)      TERMINATION/REEMPLOYMENT.  Except as provided in
Section 3.50(c) and (d), if an Employee terminates employment and is reemployed more than 12 months after such Employment Termination Date, his Years of Service shall be determined by aggregating the service completed in each period of employment in accordance with the following rules:

                          (1)     FULL YEARS - First, aggregate the full years
of employment completed in each period of employment.

                          (2)     EXTRA MONTHS - Next, aggregate the number of
his completed months of employment in each period of employment in excess of his full years of employment in each such period into additional full years of employment on the basis that each month taken into account shall be considered as 1/12 of a year.





                   - 11 -             Savings Incentive Plan

Article III:  Definitions


                          (3)     EXCESS DAYS - Finally, aggregate the number
of days of employment in each period of employment in excess of completed months of employment into additional months of employment on the basis that 30 days of such employment equals one month.

                 (c) Except as expressly provided in this Plan prior to this amendment and restatement for certain transferred employees, no period of employment completed by an Employee before he reaches age 18 shall be taken into account in calculating his Years of Service for purposes of Section 6.4.

                 (d) Except as otherwise provided, no period of employment which an Employee completes as an employee of any other organization whatsoever shall be taken into account under this Plan unless such organization is an Affiliate.

                 (e) Each Employee shall receive credit for periods of employment with Harris Corporation or its affiliates to the extent that such Employee would have received credit for such employment if he had been so employed with the Plan Sponsor without regard to whether Harris Corporation or the affiliate was an Affiliate of the Plan Sponsor at the time such service was completed or to whether the Code or ERISA requires that he receive such credit.





                   - 12 -             Savings Incentive Plan

                                   ARTICLE IV

                                 PARTICIPATION


         4.1 GENERAL RULE. Each Eligible Employee shall become a Participant on the first Entry Date which immediately follows or is coincident with the date he satisfies the Participation Requirement. Each Participant who is an Eligible Employee shall be eligible (but shall not be required) to make Before-Tax Contributions in accordance with Article 5.

         4.2 PRE-MERGER PLAN. Each person who was a Participant in the Harris/LBP Plan on September 30, 1989 and who is an Eligible Employee on October 1, 1989 shall continue to be a Participant in this Plan.

         4.3 REEMPLOYMENT RULE. If an Employee terminates employment before he satisfies the Participation Requirement and he is thereafter reemployed, he shall be subject to the general participation rule of Section 4.1.

         If an Employee terminates employment after he satisfies the Participation Requirement but before he becomes a Participant and he is thereafter reemployed, he shall become a Participant on the later of (a) the date on which he becomes eligible to participate under Section 4.1 or (b) the first day of the first pay period beginning after his reemployment, provided he is an Eligible Employee on such date.

         If a Participant terminates employment and he is thereafter reemployed, he shall resume participation on the first day of the first pay period beginning after his reemployment on which he is an Eligible Employee, provided that he completes a new enrollment and designation of beneficiary form.

         4.4 ABSENCE FROM SERVICE, CHANGE IN STATUS. If an Employee fails to become a Participant on an Entry Date solely because he was absent from service or was not employed as an Eligible Employee on such Entry Date and he is reemployed as an Eligible Employee, he shall become a Participant on the first day of the first pay period beginning after he resumes employment as an Eligible Employee.

         4.5 PLAN NOT AN EMPLOYMENT CONTRACT. This Plan is not a contract of employment and participation in this Plan shall not give any Employee the right to be retained in the employ of the Plan Sponsor or any Affiliate, nor, upon termination of his employment, to have any interest in the Trust Fund except as expressly provided in this Plan.





                   - 13 -             Savings Incentive Plan

Article IV:  Participation


         4.6 INFORMATION. Each Eligible Employee shall complete and deliver an Election Form to the Plan Sponsor which sets forth such information as the Plan Sponsor deems necessary for the orderly administration of this Plan.





                   - 14 -             Savings Incentive Plan

                                   ARTICLE V

                           CONTRIBUTIONS AND ACCOUNTS


         5.1     BEFORE-TAX CONTRIBUTIONS.

                 (a)      PERCENTAGE.  Subject to the rules set forth in this
Section 5.1, in Section 5.2 (Election Rules) and in Section 5.4 (Limitations on Allocations), each Participant who is an Eligible Employee may elect to defer Compensation into this Plan in 1% increments, up to the Maximum Deferral Percentage.

                 (b)      PAYROLL DEDUCTIONS.  All contributions described in
Section 5.1(a) shall be made exclusively through payroll withholding, and such contributions shall be transferred by the Employer to the Trustee as soon as practicable after the end of the calendar month which includes the end of the payroll period from which such contributions are withheld.

                 (c) ACCOUNT CREDITS AND VESTING. Subject to the limitations under Section 5.4, any Before-Tax Contributions made on behalf of each Participant since the immediately preceding Valuation Date shall be credited to his Before-Tax Account as of each Valuation Date. Subject to investment gains and losses, a Participant's interest in contributions which are credited to his Before-Tax Account shall be fully vested.

                 (d) INVESTMENT GAINS AND LOSSES. The investment gains and losses (whether realized or unrealized) for each investment fund within the Trust Fund shall be determined by, or at the direction of, the Plan Sponsor as of each Valuation Date, and such investment gains and losses shall be credited to each Before-Tax Account as of such Valuation Date in the same proportion that the balance to such account in such fund as of such Valuation Date bears to the balance of all Before-Tax Accounts in such fund as of such Valuation Date. For purposes of crediting investment gains and losses as of any Valuation Date, the balance of a Before-Tax Account shall be determined before crediting any Before-Tax Contributions credited to such account as of such Valuation Date.

         5.2     ELECTION RULES.

                 (a) INITIAL ELECTION. A Participant's initial election under Section 5.1 for any period of employment shall be effective as of the first pay day which occurs on or after the Entry Date on or after which (1) he timely delivers a properly completed Election Form to the Plan Sponsor and (2) he satisfies the Participation Requirements. An election shall remain in effect until revised or terminated. No Participant shall be required to make an election, and no benefits (other than the





                   - 15 -             Savings Incentive Plan

Article V:  Contributions and Accounts

benefits from Before-Tax Account and a Matching Account) shall be conditioned on a Participant making such an election.

                 (b) REVISED ELECTION. An election, once effective, only can be revised by a Participant once per calendar quarter, effective for the first pay period beginning on or immediately following the date on which he timely delivers a properly completed Election Form to the Plan Sponsor.

                 (c) TERMINATION OF ELECTION. A Participant shall have the right to terminate an election to make Before-Tax Contributions at any time during a Plan Year, and any such termination shall become effective as soon as practicable after the Participant properly completes and delivers the related Election Form to the Plan Sponsor.

                 (d) RESUMPTION AFTER TERMINATION. An Eligible Employee who has terminated an election to make Before-Tax Contributions may elect to resume making Before-Tax Contributions in accordance with Section 5.1 effective for the first pay period which begins at least 90 days after the date his termination became effective, provided he timely delivers a properly completed Election Form to the Plan Sponsor before the immediately preceding Entry Date.

                 (e) TIMELINESS AND ELECTION PROCEDURES. The Plan Sponsor from time to time shall establish and shall communicate in writing to Participants such reasonable deadlines, rules and procedures for making the elections described in this Plan as the Plan Sponsor in its absolute discretion deems appropriate under the circumstances for the proper administration of this Plan.

                 (f) PLAN SPONSOR ACTION. The Plan Sponsor shall have the right at any time unilaterally to reduce the contribution which an Eligible Employee elected be made on his behalf if the Plan Sponsor acting in its absolute discretion determines that such reduction might be necessary to satisfy the limitations of Section 5.4.

         5.3     MATCHING CONTRIBUTIONS AND FORFEITURES.

                 (a)      AMOUNT.  Subject to the rules set forth in this
Section 5.3 and Section 5.4 (Limitations on Allocations), the Plan Sponsor on behalf of each Employer shall make a Matching Contribution from the current Earnings and Profits of all Employers for each Plan Quarter on behalf of each Participant who is employed as an Eligible Employee on the last day of such Plan Quarter. Such Matching Contribution shall equal the sum of 50% of the Matched Deferrals contributed on his behalf for each pay period during such Plan Quarter.





                   - 16 -             Savings Incentive Plan

Article V:  Contributions and Accounts



                 (b) FORFEITURES. Forfeitures shall be treated as part of the Matching Contributions described in Section 5.3(a).

                 (c) TIMING. The Matching Contribution for any Plan Year shall be made on or before the due date for filing the Plan Sponsor's federal income tax return for the fiscal year which ends with or within such Plan Year.

                 (d) INSUFFICIENT EARNINGS AND PROFITS. If the Employers have insufficient current Earnings and Profits and Forfeitures to make the full contribution called for under Section 5.3(a), the Plan Sponsor may make a smaller contribution for that plan Quarter or no contribution.

                 (e) ACCOUNT CREDITS AND VESTING. The Matching Contributions made on behalf of each Participant shall be credited by, or at the direction of, the Plan Sponsor to his Matching Account as of the date as of which such contribution is made. A Participant's vested interest in the Matching Contributions (and in the investment gains and losses allocable to such contributions) credited to his Matching Account shall be determined under
Section  6.4.

                 (f) INVESTMENT GAINS AND LOSSES. The investment gains and losses (whether realized or unrealized) for each investment fund within the Trust Fund shall be determined by, or at the direction of, the Plan Sponsor as of such Valuation Date, and such investment gains and losses shall (after deductions for expenses, if any) be credited to each Matching Account as of such Valuation Date in the same proportion that the balance to each such account in such fund as of such Valuation Date bears to the balance of all Matching Accounts in such fund as of such Valuation Date. For purposes of crediting investment gains and losses as of any Valuation Date, the balance to a Matching Account shall be determined before crediting any Matching Contributions which are credited as of such Valuation Date.

         5.4     LIMITATIONS ON ALLOCATIONS.

                 (a)      GENERAL RULE.  The contributions made under Section
5.1 and Section 5.3 and the crediting of such contributions to a Participant's Account shall be subject to limitations, applied in the following order:

                 (b)      SECTION  415 LIMITATIONS.

                          (1)     GENERAL RULE.  The Plan Year shall be the
"limitation year." For any Plan Year, the sum of the amounts (including any Forfeitures) which are allocated to a Participant's Account for such Plan Year as Matching





                   - 17 -             Savings Incentive Plan

Article V:  Contributions and Accounts

Contributions and as Before-Tax Contributions, when added to the contributions which are treated under Section 5.4(b)(2) as made on behalf of such Participant under this Plan shall not exceed the lesser of (i), (ii) or (iii), where

                                  (i)   equals 25% of the Participant's
Compensation for such Plan Year,

                                  (ii)  equals $30,000, as adjusted as of the
first day of each Plan Year to equal the inflation adjusted figure, if any, as set by the Internal Revenue Service for the calendar year which includes the last day of such Plan Year, and

                                  (iii) equals such amount as the Plan Sponsor
deems necessary or appropriate to satisfy the requirements of Code Section 415 (including any applicable transition rules) taking into account the coordination rules of Section 5.4(b)(2) and the correction provisions of
Section  5.4(b)(3).

                          (2)     COORDINATION.

                                  (i)   If for any Plan Year a contribution is
made on behalf of a Participant for such year under any other defined contribution plan maintained by an Affiliate, such contribution shall be treated under this Section 5.4(b) as made under this Plan.

                                  (ii)  If a defined benefit plan is adopted or
maintained by an Affiliate under which a benefit is accrued on behalf of a Participant, any adjustment required to satisfy the requirements of Code
Section 415 as a result of his participation in such plan and in this Plan shall be made exclusively in such defined benefit plan.

                                  (iii) Contributions allocated to an
"individual medical benefit account" described in Code Section 415(1) and contributions credited under a welfare benefit fund maintained by any Affiliate for any year to a reserve for post-retirement medical benefits for a Participant who is a "key employee" within the meaning of Code Section 416(i) shall be treated as a Matching Contribution made on his behalf under this Plan when, and to the extent, required under Code Section 415 or Section 419A(d).

                          (3)     CORRECTIONS.  If the Plan Sponsor determines
that the contributions credited to a Participant's Account (subject to this Section 5.4) will exceed the limitations set forth in this Section 5.4(b), the Plan Sponsor shall transfer such excess from his Account to a special suspense account. Such transfer shall be





                   - 18 -             Savings Incentive Plan

Article V:  Contributions and Accounts

made first from the Participant's Matching Contributions and thereafter from his Before-Tax Contributions. Transfers of Matching Contributions to such suspense account shall be applied to offset the Matching Contribution for all Participants in the next Plan Year (and in each succeeding Plan Year if necessary). No additional Matching Contributions shall be made by the Plan Sponsor while there is a balance credited to such suspense account. Any suspense account established under this Section 5.4(b) shall not be subject to adjustment for investment gains or losses and the balance of an such account shall be returned to the Plan Sponsor in the event this Plan is terminated before the date such account has been so applied in its entirety. Transfers of Before-Tax Contributions to such suspense accounts may be credited to the Participant in the next limitation year, or may be returned to the Participant, in the sole discretion of the Plan Sponsor or its delegate.

                 (c)      INDIVIDUAL DOLLAR LIMIT.

                          (1)     THIS PLAN.  The sum of a Participant's
Before-Tax Contributions under this Plan and his Elective Deferrals under any plan maintained by an Affiliate shall not exceed $7,000 (as adjusted in accordance with Code Section 402(g)(5) to account for increases in the cost of living) in any calendar year beginning after 1986.

                          (2)     OTHER PLANS.  If a Participant's aggregate
Before-Tax Contributions under this Plan and his "elective deferrals" (within the meaning of Code Section 402(g)), if any, made under other plans or contracts exceeds the individual dollar limit described in Section 5.4(c)(1) in any calendar year, such Participant may designate all or a portion of his Before-Tax Contributions made during such calendar year as Excess Deferrals.

                          (3)     CLAIM.  A Participant may request a refund of
his Excess Deferrals by filing a written claim with the Plan Sponsor on or before March 1 of the immediately following calendar year in accordance with Code Section 402(g) and such reasonable administrative rules as may be established by the Plan Sponsor from time to time. A Participant's claim must specify the dollar amount of Participant's Excess Deferrals for the preceding calendar year and shall include his certification that if such amounts are not distributed to him, such Excess Deferrals, when added to his elective deferrals made under other plans or contracts will exceed the individual dollar limit for the calendar year for which the Before-Tax Contributions were made.





                   - 19 -             Savings Incentive Plan

Article V:  Contributions and Accounts


                          (4)     DETERMINATION OF INVESTMENT GAIN OR LOSS.
Excess Deferrals shall be adjusted for investment gain or loss as determined by the Plan Sponsor in accordance with Code Section 402(g) and the related regulations.

                          (5)     DISTRIBUTION OF EXCESS DEFERRALS.
Notwithstanding any other provision of this Plan, Excess Deferrals, plus any investment gain and minus any investment loss allocable to such Excess Deferrals, shall be distributed no later than April 15 of any calendar year to those Participants who request a refund in accordance with the claims procedure set forth in this Section 5.4(c) In no event shall a Participant receive from the Plan a distribution which exceeds either the Participant's total Before-Tax Contributions made under the Plan for the calendar year to which such Excess Deferrals relate or the balance credited to his Before-Tax Account as of the Valuation Date immediately preceding such April 15.

                          (6)     FORFEITURE OF RELATED MATCH.  A Participant
shall not be entitled to any Matching Contributions attributable to Before-Tax Contributions refunded as Excess Deferrals and any such Matching Contributions credited to his Account shall be treated as a Forfeiture as of the date of such distribution without regard to whether his interest in his Matching Account otherwise was nonforfeitable.

                 (d) LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS FOR HIGHLY COMPENSATED PARTICIPANTS.

                          (1)     GENERAL.  The Average Deferral Percentage for
Highly Compensated Participants for any Plan Year shall not exceed the greater of

                                  (A)   the Average Deferral Percentage for
Nonhighly Compensated Participants for such Plan Year multiplied by 1.25, or

                                  (B)   the lesser of (i) the Average Deferral
Percentage for Nonhighly Compensated Participants for such Plan Year multiplied by 2, or (ii) the Average Deferral Percentage for Nonhighly Compensated Participants plus 2 percentage points, or such smaller number of percentage points as may be prescribed by the Secretary of the Treasury.

                          (2)     SPECIAL RULES.

                                  (A)   OTHER PLAN OR ARRANGEMENTS.  For
purposes of this Section 5.4(d), the Deferral Percentage for any Highly Compensated Participant for the Plan Year who is eligible to have Elective Deferrals allocated to his account under two or more plans or arrangements described in Code Section 401(k) that are





                   - 20 -             Savings Incentive Plan

Article V:  Contributions and Accounts

maintained by an Affiliate shall be determined as if all such contributions were made under this Plan.

         Further, if this Plan satisfies the requirements of Code Section 401(a)(4) or Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(a)(4) or Section 410(b) only if aggregated with this Plan, then this
Section 5.4(d) shall be applied by determining the Deferral Percentage of each Participant as if all such plans were a single plan.

                                  (B)   OTHER REQUIREMENTS AS MAY BE
PRESCRIBED. The determination and treatment of the Before-Tax Contributions and the Deferral Percentage of any Participant shall satisfy such other requirements a may be prescribed by the Secretary of the Treasury.

                          (3)     DISTRIBUTION OF EXCESS CONTRIBUTIONS.  If the
Plan Sponsor determines that Excess Contributions have been made for any Plan Year, such Excess Contributions (together with any investment gains or losses) shall be distributed to affected Highly Compensated Participants on or before the last day of the Plan Year immediately following the Plan Year for which such Excess Contributions are made. Such distributions shall be made to such affected Highly Compensated Participants on the basis of the portion of the Excess Contributions which is attributable under Code Section 401(k) to such Participant. The amount of Excess Contributions which are to be distributed under this Section 5.4(d)(3 with respect to a Highly Compensated Participant for any Plan Year shall be reduced by any Excess Deferrals previously distributed to such Participant for the calendar year ending with or within such Plan Year.

                          (4)     DETERMINATION OF INVESTMENT GAINS OR LOSSES.
Excess Contributions shall be adjusted for investment gain or loss as determined by the Plan Sponsor in accordance with Code Section 401(k) and the related regulations.

                          (5)     FORFEITURE OF RELATED MATCH.  A Participant
shall not be entitled to any Matching Contribution attributable to Before-Tax Contributions distributed as Excess Contributions and the portion of each affected Highly Compensated Participant's Matching Contribution which is attributable to such distribution shall be treated as a Forfeiture as of the date of such distribution.

                          (6)     QUALIFIED MATCHING CONTRIBUTION.  If the Plan
Sponsor in lieu of distributing Excess Contributions (or in lieu of distributing any part of such Excess Contributions) so elects in the exercise of its absolute discretion, the Plan Sponsor shall make an additional contribution on behalf of all eligible Nonhighly Compensated Participants in an amount which will result in satisfying the





                   - 21 -             Savings Incentive Plan

Article V:  Contributions and Accounts

requirements of Section 5.4(d)(1) for such Plan Year (to the extent such requirements are not satisfied through the distribution of Excess Contributions to Highly Compensated Participants). Such additional contribution shall be a "qualified matching contribution" within the meaning of Code Section 401(k), shall be allocated and credited as of such date in equal parts among the Before-Tax Accounts of all such Nonhighly Compensated Participants and shall be used only to satisfy the limitations of this Section 5.4(d). A Nonhighly Compensated Participant shall be eligible for a qualified matching contribution under this Section 5.4(d) if such Participant elected that Before-Tax Contributions be made to his Account during the last Plan Quarter of such Plan Year and was an Eligible Employee on the last day of such Plan Year.

                 (e) LIMITATIONS ON MATCHING CONTRIBUTIONS FOR HIGHLY COMPENSATED PARTICIPANTS.

                          (1)     GENERAL.  The Average Contribution Percentage
for Highly Compensated Participants for any Plan Year shall not exceed the greater of

                                  (i)   the Average Contribution Percentage for
Nonhighly Compensated Participants for such Plan Year multiplied by 1.25, or

                                  (ii)  the lesser of (A) the Average
Contribution Percentage for Nonhighly Compensated Participants for such Plan Year multiplied by 2, or (B) the Average Contribution Percentage for Nonhighly Compensated Participants plus 2 percentage points, or such smaller number of percentage points as prescribed by the Secretary of the Treasury.

                          (2)     SPECIAL RULES.

                                  (A)   OTHER PLAN OR ARRANGEMENTS.  For
purposes of this Section 5.4(e), the Contribution Percentage for any Highly Compensated Participant for the Plan Year who is eligible to have "employee contributions" (within the meaning of Code Section 401(m)), or "matching contributions" (as described in Code Section 401(m)(4)) allocated to his account under two or more plans or arrangements described in Code Section 401(a) or Section 401(k) that are maintained by an Affiliate shall be determined as if all such contributions were made under this Plan.

         Further, if this Plan satisfies the requirements of Code Section 401(a)(4) and Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Code Section 401(a)(4) and Section 410(b) only if aggregated





                                  - 22 -             Savings Incentive Plan

Article V:  Contributions and Accounts

with this Plan, then this Section 5.4(e) shall be applied by determining the Contribution Percentages of each Participant as if all such plans were a single plan.

                                  (B)   OTHER REQUIREMENTS.  The determination
and treatment of the Matching Contributions and the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                          (3)     DISTRIBUTION OF EXCESS AGGREGATE
CONTRIBUTIONS. If the Plan Sponsor determines that Excess Aggregate Contributions have been made for any Plan Year, such Excess Aggregate Contributions (together with any investment gains or losses) shall be forfeited (if otherwise forfeitable under Section 6.4) or distributed (if not so forfeitable) on or before the last day of the Plan Year immediately following the Plan Year for which such Excess Aggregate Contributions were made. Any amounts which are forfeited under this Section 5.4(e) shall be treated as a Forfeiture as of the date of such distribution and such Forfeitures shall not be allocated to any Participant whose contributions were reduced under this
Section 5.4(e) if such allocation would be inconsistent with Code Section 401(m). The portion of such Excess Aggregate Contribution distributed to or forfeited by each affected Highly Compensated Participant shall be determined in accordance with the regulations under Code Section 401(m).

                 (f) MULTIPLE USE LIMITATION. For Plan Years beginning on or after July 1, 1989, the Plan Sponsor shall take whatever action is required to prevent the multiple use of the alternative test described in Section 5.4(d)(1)(ii) for Before-Tax Contributions and in Section 5.4(e)(1)(ii) for Matching Contributions in the same Plan Year to the extent required under Code
Section 401(m) and the regulations issued under that section. The Plan Sponsor shall reduce the Contribution Percentages of Highly Compensated Participants (beginning with the highest of such percentages) so that the multiple use limit is not exceeded. Any such reduction shall be treated as an Excess Aggregate Contribution.

                 (g) LIMITATIONS ON DEDUCTIBILITY. The sum of the Matching Contributions and Before-Tax Contributions allocated to Participants' Accounts for any taxable year shall not exceed the amount allowable as a deduction for such taxable year for federal income tax purposes for contributions to this Plan.

                 (h) WITHHOLDING OBLIGATIONS AND ACCOUNT BALANCE. Any distributions to a Participant from his Before-Tax Employee Account or Matching Account which are required under this Section 5.4 shall not exceed the value (as of the date of such distribution) of such subaccount and the amount of any such distributions shall be reduced as the Plan Sponsor deems necessary or appropriate





                   - 23 -             Savings Incentive Plan

Article V:  Contributions and Accounts

to satisfy any applicable tax withholding requirements with respect to such distributions.

                 (i) ALLOCATION CORRECTIONS. If an error or omission is discovered in any Account, the Plan Sponsor shall make an appropriate equitable adjustment in order to remedy such error or omission as of the Plan Year in which the error or omission is discovered.

         5.5 ROLLOVER ACCOUNTS. On or after his Entry Date, a Participant may establish a Rollover Account, with the consent of the Plan Sponsor or its delegate. Amounts that may be used to establish a Rollover Account include only (1) funds transferred directly from another plan that is tax qualified within the meaning of Code Section 401; and (2) funds distributed from a tax qualified plan or a conduit individual retirement account that are eligible for rollover treatment and are transferred to this Plan within 60 days of the Participant's receipt thereof. A Participant may be required to establish that the transfer of amounts into a Rollover Account will not create adverse consequences for the Plan or Trust. Amounts in a Rollover Account shall be held by the Trustee and invested and distributed in accordance with the provisions of this Plan. A Participant's Rollover Account is fully vested at all times and subject to investment direction by the Participant.


         5.6 ACCOUNT INVESTMENTS. The Trustee at the direction of the Plan Sponsor shall establish at least four separate investment funds within the Trust Fund, and such funds as in effect from time to time shall be described in the summary plan description for this Plan or in such other materials as the Plan Sponsor furnishes from time to time to Participants. Each Participant shall have the right to provide investment directives with respect to how (1) his Account as of the preceding Valuation Date and (2) contributions to his Account after such Valuation Date shall be invested as between such funds in accordance with the following rules:

                 (a) Each such election shall be made on a properly completed Election Form or otherwise in accordance with the applicable procedures of the record keeper or Trustee.

                 (b) One change of election may be made in each Plan Quarter with respect to each of (1) and (2) above, e.g., one change with respect to a Participant's current Account and one change with respect to the Participant's future Elective Deferrals.





                   - 24 -             Savings Incentive Plan

Article V:  Contributions and Accounts


                 (c) A Participant's election with respect to his Account balance as the preceding Valuation Date may be made in any increments of such balance. A Participant's election with respect to contributions to his Account after such Valuation Date shall be made in ten percent increments of the contribution.

                 (d) An election shall be effective on the same day if received before 1:00 p.m., Eastern Standard Time or Eastern Daylight Time, as the case may be, on a business day, and otherwise shall be effective on the next business day.

         5.7 EXPENSES. Expenses allocable to each Account shall be deducted quarterly, and such deduction shall be shown separately on the statement of a Participant's Account.





                   - 25 -             Savings Incentive Plan

                                   ARTICLE VI

                                 PLAN BENEFITS


         6.1 RETIREMENT BENEFIT. The Account of a Participant who is an Employee on the date he reaches Normal Retirement Age shall become fully vested no later than such date and, if he retires as an Employee on such date, shall be paid to him in accordance with Section 7. A Participant who remains an Employee after he reaches Normal Retirement Age shall remain eligible to continue to participate in this Plan until the date of his actual retirement and his Account shall be paid in accordance with Section 7.

         6.2     DISABILITY BENEFIT.

                 (a) FULL VESTING. The Matching Account of a Participant whose employment with an Employer or an Affiliate is terminated by reason of his being disabled under this Section 6.2 shall become fully vested on the date his employment is so terminated and shall be paid to him in accordance with Section 7. If such individual recovers from his disability and is reemployed as an Employee, such Employee shall participate in accordance with
Section 4.1 and he shall vest in any Matching Contributions credited to his Account after his reemployment based on his actual Years of Service in accordance with the vesting schedule set forth in Section 6.4(b).

                 (b) DEFINITION. A Participant shall be treated as disabled for purposes of this Section 6.2 if he suffers a total and permanent physical or mental impairment which (1) qualifies him for a monthly disability insurance benefit under the United States Social Security Act and (2) which wholly prevents him from holding any substantially gainful employment and (3) which can be expected to result in death or to be of long continued and indefinite duration. An Eligible Employee shall not be treated as disabled for purposes of this Plan, however, if the Plan Sponsor determines that his disability is a result of any of the following:

                          (i)     any injury or disease sustained by him while
willfully participating in acts of violence, riots, civil insurrections or while committing a felony;

                          (ii)    any injury or disease sustained by him while
serving in any armed forces of any country or as the result of warfare or any act of war, declared or undeclared;

                          (iii)   any injury or disease sustained by him while
working for a person other than an Employer or any Affiliate and arising out of such work; or





                   - 26 -             Savings Incentive Plan

Article VI:  Plan Benefits


                          (iv)    any intentional, self-inflicted injury.

                 (c) DETERMINATION. The Plan Sponsor shall have exclusive responsibility for determining whether a Participant is disabled. It may consider whether a Participant is disabled upon its own motion or upon the written request of such Participant. Any determination made by the Plan Sponsor for purposes of this Section 6.2 Plan shall be final and conclusive.

         6.3     DEATH BENEFIT.

                 If a Participant dies, his Account shall be changed to the name of his Beneficiary and the vested portion of his Account shall be paid to such Beneficiary in accordance with Section 7 and, further, if the Participant was an Employee on his date of death, his Account also shall become fully vested as of such date.

         6.4     VESTED BENEFIT.

                 (a) GENERAL RULE. A Participant shall be eligible for the payment of his Before-Tax Account and the vested portion of his Matching Account after the date of his separation from service (within the meaning of Code Section 401(k)(2)(B)), or, if sooner, upon the disposition of substantially all the assets used in a trade or business of the Participant's Employer, or of an Affiliate's interest in a subsidiary that was the Participant's Employer (within the meaning of Code Section 401(k)(10)). Payment of such amounts shall be made in accordance with Article 7.

                 (b) VESTING SCHEDULE. The Plan Sponsor shall determine the vested portion of a Participant's Matching Account in accordance with the vesting schedule set forth in this subsection. The vested portion of a Participant's Matching Account shall be maintained as a separate Matching Account until distributed in accordance with Section 7. The balance, or nonvested portion, of a Participant's Matching Account shall be treated as a Forfeiture as of the first Valuation Date following the earlier of the date such Participant's Matching Account is distributed to him in accordance with
Section 7 or the date on which such Participant incurs six consecutive Breaks in Service.





                   - 27 -             Savings Incentive Plan

Article VI:  Plan Benefits

                                                             Vested Portion
                          Full                                      of
                 Years Of Service                           Matching Account
                 ----------------                           ----------------
                   Less than 1                                        0%
                          1                                          20%
                          2                                          40%
                          3                                          60%
                          4                                          80%
                          5 or more                                 100%

                 (c) REEMPLOYMENT. If a former Employee is reemployed as an Employee before he has 6 consecutive Breaks in Service and any portion of his Matching Account had been treated as a Forfeiture under Section 6.4(b), the Forfeiture shall be restored to his Matching Account as of the last day of the Plan Year in which he is reemployed if the Employee repays to the Plan an amount equal to the amount of his distribution from his Matching Account before the earlier of (a) five years after the first date on which the former Employee is reemployed by an Affiliate or (b) the date the Employee incurs six consecutive Breaks in Service following the date of distribution.

         6.5 FORFEITURE OF BENEFIT OF MISSING CLAIMANT. If the Account of a Participant becomes payable under this Article 6 by reason other than his death and the Plan Sponsor is unable to locate such Participant or if no Beneficiary of a deceased Participant is identified and located by the Plan Sponsor, then the Plan Sponsor, in its discretion, may treat the Account of such Participant as a Forfeiture as of the last day of the Plan Year which includes the anniversary of the date the Account of such Participant first became payable or as of the last day of any subsequent Plan Year. However, if such missing Beneficiary or Participant files a written claim with the Plan Sponsor for his Account while this Plan remains in effect and proves his identity as the person then entitled to such benefit under the terms of this Plan to the satisfaction of the Plan Sponsor, the Plan Sponsor promptly shall make an additional contribution to this Plan sufficient to restore his Account which was so treated as a Forfeiture (without regard to any allocation of any investment gains or losses) and such restored Account shall be paid to such person immediately thereafter in a lump sum.

         If this Plan is terminated and the Plan Sponsor (after taking the action described in this Section 6.5) cannot locate a Participant or Beneficiary, then such person shall be presumed dead and, if there is no Beneficiary for such person or such Beneficiary cannot be located, all the remaining Participants in this Plan on





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
Article VI:  Plan Benefits

the date of such termination shall be treated as such person's Beneficiary and such Account shall be divided equally among such Participants.

         6.6     LOANS.

                 (a) REQUEST. Each "eligible person" may request that a loan be made to him under this Plan from his Account by properly completing and delivering a related Election Form to the Plan Sponsor, and all such requests shall be granted on a reasonably equivalent basis (within the meaning of Code
Section 4975(d)(1)(A) and ERISA Section 408(b)(1)(A)) subject to the conditions set forth in Section 6.6(a). For purposes of this Section 6.6, the term "eligible person" means, for loans made before October 19, 1989, each Participant who is an Eligible Employee and, for loans made after October 18, 1989, each Participant and Beneficiary who is a "party in interest" (as defined in ERISA Section 3(14)) with respect to this Plan.

                 (b) ADMINISTRATION. The Plan Sponsor shall be the "named fiduciary" responsible for administering the loan program through its Human Resources Department. The procedures for applying for a loan and the basis on which loans will be approved or denied shall be described in the summary plan description for the Plan or in other documents prepared by or at the direction of the Plan Sponsor for this purpose and such additional documents hereby are expressly incorporated by reference to the extent required by the Department of Labor.

                 (c)      LIMITATIONS AND SECURITY.

                          (1)     The principal amount of a loan made under
this Plan to any person together with the outstanding principal amount of any other loan made to such person under any other plan maintained by an Affiliate which satisfies the requirements of Code Section
 401 shall not exceed the lesser of (i) or (ii), where

                                  (i)   equals 50% of the vested portion of his
accounts and

                                  (ii)  equals $50,000 reduced by the excess
(if any) of the highest outstanding balance of any previous loans from the Plan and any other plan maintained by an Affiliate during the one-year period ending immediately before the date on which such current loan is made over the outstanding balance of such previous loans on the date on which such current loan is made.





                   - 29 -             Savings Incentive Plan

Article VI:  Plan Benefits


         For loans made before October 19, 1989, the principal amount of the loan shall not exceed the greater of (i) the limitation determined under the preceding sentence or (ii) the lesser of 80% of the vested portion of his Account or $8,000.

                          (2)     No loan shall be made under this Plan to an
eligible person who is an Employee of an Affiliate which is not an Employer unless such eligible person borrows first from the plan of the Affiliate which employs him.

                          (3)     No loan shall be made for a period which
exceeds four years.  There is no minimum period for a loan.

                          (4)     Any loan made under this Plan shall be
secured by 50% of his total vested interest in his Account but, for loans made before October 19, 1989, loans shall be secured by a Participant's total vested interest in his Account.

                          (5)     No more than one loan shall be made under
this Plan to an eligible person at any one time, except that a loan made to an eligible person under the Harris/LBP Plan before September 29, 1989 and a loan under this Plan made before September 29, 1989 shall be treated as a single loan for purposes of this Section 6.6.

                          (6)     The principal amount of a loan made under
this Plan shall not be less than $500.

                 (d) INTEREST RATE. The interest rate for a loan made under this Plan shall be set by the Plan Sponsor at a rate which the Plan Sponsor deems reasonable at the time the loan is made for a fully secured loan and which is consistent with Department of Labor regulations.

                 (e)      REPAYMENT AND DEFAULT.

                          (1)     A loan made under this Plan shall require
that repayment be made in substantially level installments (not less frequently than quarterly) through payroll withholding while an eligible person is an active Employee and through such other means as the Plan Sponsor deems appropriate for an eligible person who is not an active Employee.

                          (2)     The events of default shall be set forth in
the promissory note and security agreement which evidences the loan. Such events may include the following:





                   - 30 -             Savings Incentive Plan

Article VI:  Plan Benefits


                                  (i)   an eligible person's employment as an
Employee terminates for any reason whatsoever unless, for loans made after October 18, 1989, such person remains a "party in interest" with respect to this Plan following his termination of employment,

                                  (ii)  the Trustee concludes that the eligible
person no longer is a good credit risk, or

                                  (iii) to the extent permissible under federal
law, the eligible person's obligation to repay the loan has been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full.

         Upon the existence or occurrence of an event of default, the loan may become due and payable in full and, if such loan is not actually repaid in full, shall be cancelled on the books and records of the Plan and the amount otherwise distributable to such eligible person under this Plan shall be reduced as of the date his Account otherwise becomes distributable by the principal amount of the loan then due plus any accrued but unpaid interest. Such principal and interest shall be determined without regard to whether the loan had been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full; however, interest shall continue to accrue on such loan only to the extent permitted under applicable law. Notwithstanding the foregoing, cancellation of the amount distributable to a person under this Section 6.6(e)(2) shall not occur until a distributable event occurs under the Plan. In the event a default occurs before a distributable event, the Plan Sponsor shall take such other steps to cure the default as it deems appropriate under the circumstances to preserve Plan assets.

                          (3)     Any loan made under this Plan shall be
subject to such other terms and conditions as the Plan Sponsor from time to time shall deem necessary or appropriate, including the condition that the eligible person execute an applicable financing statement and the condition that he reimburse this Plan for the reasonable expenses which this Plan incurs to make and service such loan.

                          (4)     The terms and conditions of each loan shall
be set forth in the promissory note and security agreement evidencing such loan.

                 (f) MECHANICS. A loan to an eligible person under this Plan shall be made from his Account as of any date acceptable to the Plan Sponsor and the Trustee. The individual may specify, under procedures prescribed by the Plan Sponsor, the Account investments from which the loan proceeds shall be





                   - 31 -             Savings Incentive Plan

Article VI:  Plan Benefits

withdrawn. If the Account investments so specified by the individual are less than the principal amount of the loan, the balance of the loan proceeds may be withdrawn from other Account investments, in accordance with the Plan Sponsor's administrative policy. Solely to the extent required for record-keeping purposes, the loan proceeds shall be debited first from his Rollover Account, second from the portion of his Before-Tax Account that was subject to a Matching Contribution, third from the portion of his Before-Tax Account that was not subject to a Matching Contribution, and finally from his Matching Account; repayments shall be credited to those Accounts in the reverse order. Such loan shall be an asset of his Account and the interest paid on such loan shall be credited to such Account.

                 (g) SPECIAL POWERS. The Plan Sponsor shall have the power to take such action as the Plan Sponsor deems necessary or appropriate to stop the payment of an Account to or on behalf of an eligible person who fails to repay a loan (without regard to whether his obligation to repay such loan had been discharged through a bankruptcy or any other legal process or action) until his Account has been reduced by the principal due (without regard to such discharge) on such loan or to distribute the note which evidences such loan in full satisfaction of any interest in such Account which is attributable to the unpaid balance of such loan.

         6.7 NO IN-SERVICE WITHDRAWALS. No Participant shall have the right to withdraw (by reason of hardship or otherwise) all or any portion of his Account before an event specified in Section 6.4(a).





                   - 32 -             Savings Incentive Plan

                                  ARTICLE VII

                              BENEFIT DISTRIBUTION


         7.1 METHOD. The vested portion of a Participant's Account shall be paid in a single sum to him or, in the case of his death, to his Beneficiary, and such payment may (pursuant to Section 6.6(g)) include distribution of the Participant's note which evidences a loan under Section 6.6.

         7.2     DISTRIBUTION DEADLINES.

                 (a) GENERAL RULE. The vested portion of a Participant's Account shall be payable to him as soon as practicable after the first Valuation Date which follows the event specified in Section 6.4(a).

                 (b) $3500 OR LESS. If the vested portion of a Participant's Account is $3500 or less and has not exceeded $3,500 at the time of any prior distributions, such vested portion automatically shall be paid to such Participant as of the earliest date permitted under Section 7.2(a).

                 (c) MORE THAN $3500. If the vested portion of a Participant's Account exceeds (or at the time of any prior distribution exceeded) $3500, distribution of such Account at any time before the Participant reaches Normal Retirement Age shall be subject to the Participant's consent. A failure to consent to payment at the earliest date payment is permitted under Section 7.2(a) shall result in the postponement of such payment until the Participant dies, reaches Normal Retirement Age or terminates employment as an Employee, whichever occurs last. If a Participant has terminated employment as an Employee on or before his Normal Retirement Age, the payment of the vested portion of his Account shall be made to him no later than 60 days after the end of the Plan Year which includes the date he reaches Normal Retirement Age.

                 (d)      STATUTORY DEADLINES.

                          (1)     PARTICIPANT.

                                  (i)   INITIAL DISTRIBUTION.  Notwithstanding
Section 7.2(c), the entire vested portion of a Participant's Account shall be paid to him in a single sum on or before his "required beginning date." For purposes of determining the amount of the initial distribution under this
Section 7.2(d)(1), a Participant's Account shall be determined as of the most recent Valuation Date for which valuations have been completed preceding the "required beginning date."





                   - 33 -             Savings Incentive Plan

Article VII:  Benefit Distribution


                                  (ii)  REQUIRED BEGINNING DATE.  Except as
otherwise provided in this Section 7.2(d)(1)(ii), a Participant's "required beginning date" shall be the April 1 following the calendar year in which he reaches age 70 1/2.

         If a Participant continues in employment after his "required beginning date," any additional amounts credited to his Account shall be paid to him each calendar year thereafter in a single sum on or before December 31 of such year.

                          (2)     BENEFICIARY.  Upon the death of a
Participant, the entire vested portion of his Account shall (regardless of any request made by the Beneficiary) be paid to his Beneficiary in a single sum before the date which is the first anniversary of the Participant's date of death.

         7.3     DIRECT ROLLOVER.

                 (a) Effective January 1, 1993, a Participant or "distributee" may elect at any time to have any portion of an "eligible rollover distribution" paid in a direct rollover to the trustee or custodian of an "eligible retirement plan" specified by the Participant or distributee, whichever is applicable. Payment of a direct rollover in the form of a check payable to the trustee or custodian of an eligible retirement plan, for the benefit of the Participant or distributee, may be mailed to the Participant or distributee.

                 (b) For purposes of this Section 7.3, the following terms shall have the following meanings:

                          (1)     "Distributee" means a surviving spouse or a
spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order defined in section 414(p) of the Code.

                          (2)     "Eligible retirement plan" means an
individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts an eligible rollover distribution; provided that if the distributee is a surviving spouse, an eligible retirement plan means an individual retirement account or individual retirement annuity.

                          (3)     "Eligible rollover distribution" means any
distribution of all or a portion of the Participant's Account, but does not include a distribution to the extent it is required under section 401(a)(9) of the Code.





                   - 34 -             Savings Incentive Plan

Article VII:  Benefit Distribution


         7.4 CLAIM FOR BENEFIT. Subject to Section 7.2(b), as a condition to the payment of any benefit under this Plan, a claim for such benefit must be filed with the Plan Sponsor on the related Election Form, and all such claims (and any other claims by a Participant, former Participant or Beneficiary) shall be processed in accordance with the claims procedure set forth in the summary plan description for this Plan.

         7.5 MISTAKES. If a mistake is made in favor of a Participant or a Beneficiary in the payment of an Account, the Plan Sponsor or the Trustee (acting at the Plan Sponsor's direction and on behalf of the Plan) shall take such action against the Participant or Beneficiary to remedy such mistake and to make the Plan whole as the Plan Sponsor deems proper and appropriate under the circumstances, and any mistake made in favor of the Plan shall promptly be corrected by, or at the direction of, the Plan Sponsor.





                   - 35 -             Savings Incentive Plan

                                  ARTICLE VIII

                       NAMED FIDUCIARIES AND PLAN SPONSOR


         8.1 NAMED FIDUCIARIES. The Plan Sponsor shall be the "named fiduciary" responsible for the control, management and administration of this Plan.

         8.2 ALLOCATION AND DELEGATION BY NAMED FIDUCIARIES. The Plan Sponsor may by written instrument filed with the records of this Plan designate a person who is not a Named Fiduciary to carry out any of its responsibilities under this Plan, other than the responsibilities of the Trustee in the management and control of the Trust Fund; provided, however, that no such allocation or designation shall be effective until such person has consented to such designation.

         8.3 ADVISERS. The Plan Sponsor, or a person designated by the Plan Sponsor to perform any responsibility of the Plan Sponsor pursuant to the procedure described in Section 8.2, may employ one or more persons to render advice with respect to any responsibility the Plan Sponsor has under this Plan or such person has by virtue of such designation.

         8.4 DUAL FIDUCIARY CAPACITIES. Any person may serve in more than one fiduciary capacity with respect to this Plan, and a fiduciary may be a Participant provided such person otherwise satisfies the requirements for participation under this Plan.

         8.5     PLAN SPONSOR POWER AND DUTIES.

                 (a) GENERAL. The Plan Sponsor or its delegate shall have the exclusive responsibility and complete discretionary authority to control the operation, management and administration of this Plan, with all powers necessary to enable it properly to carry out such responsibilities, including (but not limited to) the power to construe this Plan and the Trust Agreement, to determine eligibility for benefits, to resolve all interpretive, operational, equitable and other questions that arise under this Plan and to settle disputed claims. The decisions of the Plan Sponsor on all matters within the scope of its authority shall be final and binding upon all parties to this instrument, participants, their spouses and beneficiaries.

                 (b) RECORDS. All acts and determinations of the Plan Sponsor or its delegate shall be duly recorded and all such records, together with such other documents as may be necessary for the administration of this Plan, shall be preserved in the custody of the Plan Sponsor.





                   - 36 -             Savings Incentive Plan

Article VIII:  Named Fiduciaries and Plan Sponsor


                 (c) INFORMATION. Each Employer shall supply the Plan Sponsor with complete and timely information regarding employment data for each Employee and Participant including, but not limited to, his Compensation, date of death or other termination of employment and such other information as may be required by the Plan Sponsor.

                 (d) RELIANCE. The officers and directors of each Employer shall be entitled to rely upon all information and data contained in any certificate or report or other material prepared by any accountant, attorney or other consultant or adviser selected by the Plan Sponsor to perform services on behalf of this Plan.

                 (e) EXPENSES. All reasonable and proper expenses of this Plan and the Trust Fund, including investment advisory fees and the Trustee's fees as agreed upon by the Plan Sponsor and the Trustee, shall be paid from the Trust Fund by the Trustee unless the Plan Sponsor elects (in accordance with such procedures as agreed upon by the Plan Sponsor and the Trustee) to pay such expenses. The Plan Sponsor may seek reimbursement of any expense which is properly payable by the Trust Fund.





                   - 37 -             Savings Incentive Plan

                                   ARTICLE IX

                             TRUST FUND AND TRUSTEE


         The Trust Fund shall be held, administered, controlled and invested by the Trustee subject to the terms of the Trust Agreement for the exclusive benefit of Participants and Beneficiaries.





                   - 38 -             Savings Incentive Plan

                                   ARTICLE X

                           AMENDMENT AND TERMINATION


         10.1 AMENDMENT. The Plan Sponsor shall have the right at any time and from time to time to amend this Plan in any respect by action of its Board, provided that no amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, except that this Plan may be amended retroactively to affect the Accounts maintained for any person if necessary to cause this Plan and the Trust Fund to be exempt from income taxes under the Code.

         10.2 TERMINATION. The Plan Sponsor reserves the right to terminate or to partially terminate this Plan or to declare a discontinuance of contributions to this Plan at any time by action of its Board, and the Plan Sponsor reserves the right to terminate or to partially terminate the participation in this Plan by any Employer by action of its Board.
Furthermore, an Employer's participation in this Plan automatically shall terminate if, and at such time as, its status as an Employer terminates for any reason whatsoever (other than through a merger or consolidation into another Employer). If there is a termination or partial termination of this Plan or a declaration of a discontinuance of contributions to this Plan, the Accounts of all affected Participants who are Employees as of the date of such termination, partial termination or declaration shall become fully vested.

         In the case of any such termination, partial termination, or declaration, the Plan Sponsor shall cause all unallocated amounts to be allocated to the appropriate Accounts of the affected Participants and Beneficiaries and shall direct the Trustee to distribute such Accounts to such Participants and Beneficiaries in accordance with uniform rules established by the Plan Sponsor at such time as permissible under Code Section 401(k), and the Trustee shall follow such directions.





                   - 39 -             Savings Incentive Plan

                                   ARTICLE XI

                                 MISCELLANEOUS


         11.1 SPENDTHRIFT CLAUSE. Subject to Section 11.10, no Account, benefit, payment or distribution under this Plan shall (except to the extent permitted by law) be subject to the claim of any creditor of a Participant or Beneficiary, or to any legal process by any creditor of such person, and no Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign all or any portion of his Account, benefit, payment or distribution under this Plan except under Section 6.6 (Loans).

         11.2 LEGALLY INCOMPETENT. The Plan Sponsor may in its discretion direct that payment be made directly to (a) a person who is incompetent or disabled, whether because of minority or mental or physical disability, (b) to the guardian of such person, or to the person having custody of such person or
(c) to any person designated or authorized under any state statute to receive such payment on behalf of such incompetent or disabled person, without further liability either on the part of the Plan Sponsor, or an Employer for the amount of such payment to the person on whose account such payment is made.

         11.3 BENEFITS SUPPORTED ONLY BY TRUST FUND. Any person having any claim for any benefit under this Plan shall look solely to the assets of the Trust Fund for the satisfaction of such claim. In no event will the Plan Sponsor, or an Employer, or any of their employees, officers, or directors, be liable in their individual capacities to any person whomsoever for the payment of benefits under this Plan.

         11.4 DISCRIMINATION. The Plan Sponsor shall administer this Plan in a uniform and consistent manner with respect to all similarly situated Employees, Participants, spouses and Beneficiaries, including adopting such administrative or other rules as the Plan Sponsor in its discretion deems appropriate for any such persons affected by circumstances such as a sale, acquisition, merger, reorganization, facility closing, layoff, work force reduction or other similar event or transaction; provided, however, the Plan Sponsor shall not permit any discrimination in favor of highly compensated employees (within the meaning of Code Section 414(q)) which would be prohibited under Code Section 401(a). If for any Plan Year the Plan Sponsor determines that following the terms of the Plan would result in a failure to coverage requirements under Code Section 410(b), the Plan Sponsor shall take such action as it deems appropriate under the circumstances to prevent such failure.





                   - 40 -             Savings Incentive Plan

Article XI:  Miscellaneous


         11.5 CLAIMS. Any payment to a Participant or Beneficiary or to their legal representative, or heirs at law, made in accordance with the provisions of this Plan shall to the extent thereof be in full satisfaction of all claims under this Plan against the Plan Sponsor and the Employers, any of whom may require such person, his legal representative or heirs at law, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be satisfactory to the Plan Sponsor or any Employer, as the case may be.

         11.6 NONREVERSION. No part of the Trust Fund shall ever be used for or be diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries except

                 (a) as expressly provided otherwise in Section 5.4(b)(3) with respect to a Section 415 suspense account;

                 (b) a contribution which is made by the Plan Sponsor by a mistake of fact upon direction of the Plan Sponsor shall be refunded by the Trustee to the Plan Sponsor within one year after the payment of such contribution;

                 (c) if the Internal Revenue Service determines that this Plan initially fails to satisfy the requirements of Code Section 401(a) and related sections, all contributions made to this Plan, plus any investment gains and less any such losses, shall be refunded to the Plan Sponsor or, as for contributions made under Section 5.1, to the Participant on whose behalf the contribution was made; and

                 (d) a contribution for which the Internal Revenue Service denies an income tax deduction to the Plan Sponsor or an Employer shall be refunded by the Trustee to the Plan Sponsor within one year after the denial of such deduction upon the Plan Sponsor's direction, all such contributions being made expressly on the condition that such contributions are deductible in full for federal income tax purposes.

         11.7 MERGER OR CONSOLIDATION. In the case of any merger or consolidation of this Plan with, or transfer of assets or liabilities of this Plan to, any other employee benefit plan, each person for whom an Account is maintained shall be entitled to receive a benefit from such plan, if it is then terminated, which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if this Plan had been terminated; provided, no assets shall be transferred directly to this Plan which are attributable to contributions which are subject to the joint and survivor annuity requirements of Code Section 417.





                   - 41 -             Savings Incentive Plan

Article XI:  Miscellaneous


         11.8 REPORTING AND DISCLOSURE. The Plan Administrator shall satisfy any reporting and disclosure requirements applicable to this Plan under the Code or ERISA.

         11.9    TOP HEAVY PLAN.

                 (a) DETERMINATION. The Plan Sponsor as of each June 30 shall determine the sum of the present value of the accrued benefits of "key employees" (as defined in Code Section 416(i)(1)) and the sum of the present value of the accrued benefits of all other employees in accordance with the rules set forth in Code Section 416(g) or shall take such other action as the Plan Sponsor deems appropriate to conclude that no such determination is necessary under the circumstances. If the sum of the present value of the accrued benefits of such key employees exceeds 60% of the sum of the present value of the accrued benefits of all employees as of any June 30, this Plan shall be "top heavy" for the Plan Year which begins on the immediately following July 1. For purposes of this Section 11.9 the present value of the accrued benefit of each employee shall be equal to the sum of (1) and (2), where

                          (1)     equals the balance of his Account under this
Plan (determined for this purpose as of each June 30), including the value of any distributions made during the 5 year period ending on such date and any contributions due but as yet unpaid as of such date and

                          (2)     equals the present value of his accrued
benefit, if any, (determined as of the valuation date which coincides with or precedes the determination date for such plan) under

                                  (A)   each qualified plan (as described in
Code Section 401(a)) maintained by an Affiliate (i) in which a key employee is a participant or (ii) which enables any plan described in subclause (i) to meet the requirements of Code Section 401(a)(4) or Section 410, and

                                  (B)   each other qualified plan maintained by
an Affiliate (other than plan described in clause (A)) which may be aggregated with this Plan and the plans described in clause (A), provided such aggregation group (including a plan described in this clause (B)) continues to meet the requirements of Code Section 401(a)(4) and Section 410; including the value of any distributions made from such plans during the 5 year period ending on such determination date and the value of any contributions due under such plans but as yet unpaid as of such valuation date. However, the accrued benefit of any individual shall be disregarded if such individual has not performed any services for any Employer at any time during the 5 year period ending on the date as of which such determination is made.





                   - 42 -             Savings Incentive Plan

Article XI:  Miscellaneous


                 (b) SPECIAL TOP HEAVY PLAN RULES. If the Plan Sponsor determines that this Plan is "top heavy" for any Plan Year, the special rules set forth in this Section 11.10 shall apply notwithstanding any other rules to the contrary set forth elsewhere in this Plan.

                          (1)     A contribution shall be made for such Plan
Year for each Employee who is an Eligible Employee on the last day of such year which is equal to the lesser of (A) 4% of his "compensation" (as defined for purposes of Section 5.4(b)) for such year or (B) the percentage at which contributions are made (or are required to be made) for such year to the key employee for whom such percentage is the highest. For Plan Years beginning before 1989, the contribution actually, credited for such Plan Year to such Participant's Before-Tax Employee Account and his Matching Account shall be treated as an employer contribution for purposes of satisfying the minimum contribution under Code Section 416.

                          (2)     The Plan Sponsor shall take such action as
necessary to satisfy the requirements of Code Section 415(e) and Code Section 416(h) if it (following the procedure set forth in this Section 11.9) determines that this Plan fails to meet the requirements set forth in Code
Section  416(h)(2)(B).

         11.10 QUALIFIED DOMESTIC RELATIONS ORDER. In accordance with uniform and nondiscriminatory procedures established by the Plan Sponsor from time to time, the Plan Sponsor upon the receipt of a domestic relations order which seeks to require the distribution of a Participant's Account in whole or in part to an "alternate payee" (as that term is defined in Code Section 414(p)(8)) shall

                 (1) promptly notify the Participant and such "alternate payee" of the receipt of such order and of the procedure which the Plan Sponsor will follow to determine whether such order constitutes a "qualified domestic relations order" within the meaning of Code Section 414(p),

                 (2) determine whether such order constitutes a "qualified domestic relations order" and notify the Participant and the "alternate payee" of the results of such determination and,

                 (3) if the Plan Sponsor determines that such order does constitute a "qualified domestic relations order", distribute to such "alternate payee" called for under the terms of such order the amount called for under the order in a single sum within 60 days of the date such order is determined to constitute a qualified domestic relations order without regard to whether a distribution would be permissible to the Participant at such time under this Plan.





                   - 43 -             Savings Incentive Plan

Article XI:  Miscellaneous


         The determinations and the distribution made by, or at the direction of, the Plan Sponsor under this Section 11.10 shall be final and binding on the Participant and on all other persons interested in such order. An "alternate payee" under this Section 11.10 shall not be an eligible person for purposes of obtaining a loan pending the distribution of such alternate payee's entire interest under this Plan.

IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused its duly authorized officers to execute and affix its seal to this Plan this /S/ 28 day of June, 1994.


                                                LANIER WORLDWIDE, INC.



                                                By: /s/  Wesley E. Cantrell
                                                Title:   President and Chief
                                                         Executive Officer

(CORPORATE SEAL)
ATTEST:  /s/  Michael Kelly





1034206





                   - 44 -             Savings Incentive Plan

                                   EXHIBIT A

                           ATTACHMENT 1- TO EXHIBIT A

                                     TO THE

                 LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN

                            FORMER LBP PARTICIPANTS


                                   ARTICLE I

                                  APPLICATION

This Attachment 1 shall apply only to those Participants who are Former LBP Participants and shall describe the provisions of the Harris/LBP Plan for periods before October 1, 1989.


                                   ARTICLE II

                                  DEFINITIONS

The terms in this Section 1-2 shall have the meanings set forth opposite such terms for purposes of this Attachment 1 and this Plan. Except as provided in this Section 1-2, a capitalized term shall have the meaning set forth in the Plan.

(a) ELIGIBLE EMPLOYEE - means for periods before October 1, 1989, an Employee who is employed by a Participating LBP Company other than

         (i) an Employee who is classified on the personnel records of any Participating LBP Company as employed on a temporary, summer, or casual part-time position for short term work load, which employment is intended to terminate upon completion of the assignment for which he was employed,

         (ii) an Employee who is treated as such solely by reason of the "leased employee" rules set forth in Code Section 414(n),

         (iii) an Employee who is a member of (or who is represented by) a collective bargaining unit which has failed to reach an agreement with his Participating LBP Company that he be eligible to participate in this Plan,

         (iv) an Employee who is a non-resident alien and who receives no earned income from a Participating LBP Company from sources within the United States (as described more fully in Code Section 410(b)(3)(C)), and

         (v) an Employee who works primarily outside the United States and who is paid under a payroll system which is not linked electronically to the payroll system for LBP Employees who work primarily within the United States.

(b) EMPLOYEE - means for periods before October 1, 1989 a person who was an employee of LBP or an entity which would be considered a single employer with LBP under Code Section 414.

(c) FORMER LBP PARTICIPANT - means a person who was a participant in the Harris/LBP Plan before October 1, 1989.

(d)      LBP - means Lanier Business Products, Inc.

(e) MAXIMUM DEFERRAL PERCENTAGE - means for each Former LBP Participant for periods before October 1, 1989, 10%.

(f) PARTICIPATING LBP COMPANY - means LBP, the Executive Conference Center, Inc. and Lanier Financial Services, Inc.

(g) YEARS OF SERVICE - means for an Employee's "years of service" as determined under Section 3.48 of the Plan as if all employment with LBP or an entity which would have been would have been considered a single employer with LBP under Code Section 414 before October 1, 1989 was employment as an Employee under the Plan.


                                  ARTICLE III

                             MATCHING CONTRIBUTION

Subject to the limitations of Section 5.4 (Limitations on Allocations), LBP on behalf of each Participating LBP Company shall (as soon as practicable after the end of each Plan Quarter) make a Matching Contribution from the current or accumulated Earnings and Profits of all Participating LBP Companies for the Plan Quarter ending September 30, 1989 on behalf of each Former LBP Participant who is an Eligible Employee on that date and on whose behalf contributions were credited as of such date to his Before-Tax Account. Such Matching Contribution shall not exceed 25% of the Before-Tax Contributions contributed for such Plan Quarter and credited to his Before-Tax Account as of such date which do not exceed 6% of his Compensation (as defined in Section 3.11(a)) for such Plan Quarter.

                           ATTACHMENT 2 TO EXHIBIT A

                                     TO THE

                 LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN

                            FORMER BSD PARTICIPANTS


                                 Section  2-1.

                                  APPLICATION

This Attachment 1 shall apply only to those Participants who are Former BSD Participants.


                                 Section  2-2.

                                  DEFINITIONS

The terms in this Section 2-2 shall have the meanings set forth opposite such terms for purposes of this Attachment 1 and this Plan. Except as provided in this Section 2-2, a capitalized term shall have the meaning set forth in the Plan.

1-1.1. FORMER BSD PARTICIPANT - means a person who was a Former LBP Participant as described in Attachment 1 to Exhibit A who was employed in the Business Systems Division and whose employment was involuntarily terminated after January 1, 1990 or who transferred to Syntrex, Inc. after January 26, 1990 but before March 1, 1990 as a result of the sale of assets between Harris Corporation and Syntrex, Inc.


                                 Section  2-3.

                              TERMINATION BENEFITS

2-3-1 FULL VESTING. Each Former BSD Participant shall be fully vested in his Matching Account. If a Former BSD Participant is reemployed as an Eligible Employee, he shall not receive credit (for vesting purposes) for employment with Syntrex, Inc. with respect to any contributions allocated to his Matching Account under this Plan after his reemployment.

2-3-2 DISTRIBUTION/TRANSFER. If a Former BSD Participant is transferred to Syntrex, Inc., such Participant shall be eligible to elect an immediate lump sum benefit by filing with the Plan Sponsor a properly completed election form on or before February 10, 1990.

If a Participant fails to elect an immediate benefit on or before February 10, 1990, such Participant's Account shall be transferred to the Syntrex Employee Savings Plan which shall assume all liabilities of this Plan with respect to such Participant.





1034206





1034206                             - 2 -

                                AMENDMENT NO. 1
                                       TO
                 LANIER WORLDWIDE, INC. SAVINGS INCENTIVE PLAN

                                   Section  1

                           History and Effective Date
                           --------------------------

         This Amendment No. 1 amends the Lanier Worldwide, Inc. Savings Incentive Plan (the "Plan"), as amended and restated June 28, 1994. This amendment to the Plan is adopted on January /s/ 20, 1995, and shall be effective as of January 1, 1995.

                                   Section  2

                                   Amendment
                                   ---------

         1.      Article I of the Plan is amended by adding at the end thereof:

                          The Plan as amended and restated on June 28, 1994,
                 was further amended as of January 1, 1995, to include a provision clarifying the procedures for granting credit for prior service with an unaffiliated corporation for purposes of participation and vesting.

         2. Article III of the Plan is amended by deleting subsection (d) of section

       3.50 and substituting the following therefor:

                      (d)     Except as provided in (e) below, a period of
                       employment that an Employee has completed as an employee of an organization prior to the time at which such organization becomes an Affiliate of the Plan Sponsor ("Prior Service") will be recognized as service for purposes of the Participation Requirement and/or vesting under this Plan only to the extent provided in the corporate documents governing the acquisition of the stock or assets of such organization. For this purpose, credit for Prior Service with the organization shall be computed in accordance with the provisions of this subsection, on the basis of the employment records provided by such organization to the Plan Sponsor. If the corporate documents governing an acquisition provide credit for Prior Service, such prior service with the organization shall be recognized for purposes of both the Participation Requirement and vesting under this Plan, unless otherwise provided in such corporate documents.

         IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused its duly authorized officers to execute and affix its seal to this Amendment.

                           LANIER WORLDWIDE, INC.



                           By:   /s/ Wesley E. Cantrell
                              -------------------------------------
                              President and Chief Executive Officer



(CORPORATE SEAL)


ATTEST: /s/  J. M. Kelly

                                AMENDMENT NO. 2

                                       TO

                             LANIER WORLDWIDE, INC.

                             SAVINGS INCENTIVE PLAN

                                   Section  1

                           HISTORY AND EFFECTIVE DATE

         This Amendment amends the Lanier Worldwide, Inc. Savings Incentive Plan, as amended and restated effective June 28, 1994 (the "Plan"), and as further amended as of January 1, 1995. This second amendment to the Plan is adopted by unanimous consent of the Board of Directors without a meeting and shall be effective October 1, 1995.

                                   Section  2

                                   AMENDMENT

         1. Section 6.6 of the Plan is amended by deleting subsection (f) thereof and substituting the following therefor:


                 (f) A loan to an eligible person under this Plan shall be made from his Account as of any date acceptable to the Plan Sponsor and the Trustee. The Account investments from which the loan proceeds shall be withdrawn and the Account investments to which loan repayments shall be credited shall be determined under procedures authorized by the Plan Sponsor. A participant's loan shall be an asset of his Account; all interest paid on such loan shall be credited to his Account.

         IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused its duly authorized officers to execute and affix its seal to this Amendment.

                                          LANIER WORLDWIDE, INC.

/s/ September 22, 1995                    By: /s/ Wesley E. Cantrell
                                             ----------------------------------
                                          President and Chief Executive Officer

(CORPORATE SEAL)

ATTEST:

/s/  J. M. Kelly

                    RESOLUTION OF THE BOARD OF DIRECTORS OF

                             LANIER WORLDWIDE, INC.

                          BY UNANIMOUS WRITTEN CONSENT
                          ----------------------------

         The undersigned, a member of the Board of Directors of Lanier Worldwide, Inc., does hereby adopt the following resolution. When this resolution has been submitted, or executed in counterpart, by all of the members of the Board of Directors of Lanier Worldwide, Inc., the resolution shall take effect.

         RESOLVED, that the Lanier Worldwide, Inc. Savings Incentive Plan (the "Plan") be, and hereby is, amended as follows:

         1. Article I is amended by adding the following at the end thereof:

                 "The Plan was further amended on /s/ March 8, 1996, to contain provisions with respect to the investment of Participant's Accounts in common stock of Harris Corporation."

         2. New sections 3.30, 3.31 and 3.32 are added to read as follows and the existing Sections 3.30 through 3.50 are renumbered Sections 3.33 through 3.53, respectively.

                 "3.30 HARRIS STOCK ACCOUNT -- means the bookkeeping subaccount maintained as part of a Participant's Account to show his vested interest in the Harris Stock Fund.

                 3.31 HARRIS STOCK FUND -- means the Fund that is designed to be invested in qualifying employer securities within the meaning of
           Section 407
of ERISA, as it applies to an eligible individual account plan.

                 3.32  HARRIS STOCK MATCHING ACCOUNT -- means the portion of
the     Matching Contributions made on the Participant's behalf invested in the
Harris Stock Fund."

         3. Section 5.1(a) is amended to add the following after the first sentence thereof:



                 "For Before-Tax Contributions invested in the Harris Stock Fund, the normal form of contribution shall be in cash, to be invested in common stock of Harris Corporation; provided, however that the Employer, in its discretion, may make the Contribution in common stock of Harris Corporation, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase Harris Corporation common stock in the open market, and to give effect to the discount, if any, that has been established from time to time by the Plan Sponsor by allocating shares to Participants' Accounts in addition to the number of shares purchased on the open market by means of a given contribution."

         4. Section 5.3(a) is deleted and a new Section 5.3(a) is added to read as follows:


                 "(a)     AMOUNT.  Subject to the rules set forth in this
         Section 5.3 and Section 5.4 (Limitations on Allocations), the Plan Sponsor shall make a Matching

         Contribution on behalf of each Employer from Earnings and Profits of all Employers for the preceding Plan Quarter. Such Matching Contribution shall be made for on behalf of each Participant for each pay period and shall be equal to 50 percent of the Matched Deferrals contributed on the Participant's behalf for the pay period.

                The normal form of Matching Contribution for Before-Tax Contributions invested in the Harris Stock Fund shall be in cash, to be invested in common stock of Harris Corporation; provided, however that the Plan Sponsor, in its discretion, may make the Contribution in common stock of Harris Corporation, which may be contributed at a discount from fair market value, provided that the fair market value of all Matching Contributions does not exceed the Earnings and Profits of all Employers from the preceding Plan Quarter."

         5. Section 5.3(c) is deleted and a new Section 5.3(c) is added to read as follows:

                 "(c)     TIMING.  The Matching Contribution shall be made as
soon as practicable after the Before-Tax Contribution is credited to the Participants Before-Tax Account, but no less frequently than quarterly."

         6. Section 5.3(d) is deleted and a new Section 5.3(d) is added to read as follows:

                 "(d)     INSUFFICIENT EARNINGS AND PROFITS.  If the Employers
         have
         insufficient Forfeitures and Earnings and Profits for the preceding Plan Quarter to make the full contribution called for under Section 5.3(a), the Plan Sponsor may make no contribution or a smaller contribution for the Plan Quarter."

         7. Section 5.7 is redesignated section 5.8 and a new section 5.7 is added as follows:

                 "Section 5.7 SPECIAL RULES CONCERNING HARRIS STOCK FUND. Notwithstanding any other provisions to the contrary, the following rules shall apply to investments in the Harris Stock Fund:

                          (a) AVAILABILITY. Only Before-Tax Contributions and Matching Contributions made with respect to Compensation earned on or after April 1, 1996, may be invested in this fund. For any Plan Year, the Before-Tax Contributions invested in this fund on behalf of a Participant in each Plan Year shall equal no more than one percent of the Participant's Compensation for such Plan Year. An election to invest in the Harris Stock Fund shall take effect as soon as administratively feasible after the election is received.

                          (b) RESTRICTIONS ON TRANSFERS. A Participant may not transfer amounts from other Investment Funds to the Harris Stock Fund. Any contributions invested in this Fund must remain in this fund for a minimum of 36 months, provided that amounts invested in this fund may be distributed to the Participant before the expiration of the 36-month period, if the Participant is otherwise entitled to a distribution under the Plan.

                          (c) DIVIDENDS. A Participant's allocable share of cash dividends (and other cash earnings) credited to the Harris Stock Fund, will be reinvested in the Harris Stock Fund unless the Participant elects with respect to the dividends credited to his Account for a quarter to invest such cash dividends (and other cash earnings) among the Investment Funds other than the Harris Stock Fund. Each election shall be completed by following the appropriate procedure pursuant to Section 5.6. Dividends paid in the form of stock shall be retained in a Participant's Account until liquidated, in the sole discretion of the Trustee. Such liquidated dividends shall be cash earnings subject to investment elections in accordance with this subsection of the Plan.

                          (d)     CONTRIBUTIONS.  The normal form of
         contribution for amounts invested in the Harris Stock Fund shall be in cash; provided, however, that the Employer, in its discretion, may make the contribution in common stock of Harris Corporation, which may be contributed at a discount from fair market value. The Trustee is authorized to purchase common stock of Harris Corporation in the open market, and to give effect to the discount, if any, that has been established from time to time by allocating shares to Participant's Accounts in addition to the number of shares purchased on the open market by means of a given contribution.

         Elections to invest in the Harris Stock Fund shall be given effect as soon as practicable.

                          (e) DISTRIBUTIONS. Distributions from the Harris Stock Fund shall be in the form of cash or shares of Harris Stock at the election of the Participant. Fractional sharesand distributions of a de minimis amount as determined by the Plan Sponsor or its delegate shall be paid in cash.

                          (f) VOTING. Participants may submit non-binding proxies to the Trustee, which will vote the shares in the Harris Stock Fund in the exercise of its sole discretion."

         10. Section 7.1 of the Plan is amended to add the following at the end thereof:

                 "A Participant may elect to receive any amount invested in the Harris Stock Fund in the form of stock; provided that fractional shares and distribution of a de minimis amount as determined in the sole discretion of the Plan Sponsor or its delegate shall be paid in cash."

                 A restatement of the Plan to incorporate these amendments and its execution by a duly authorized officer are hereby authorized.

         IN WITNESS WHEREOF, Lanier Worldwide, Inc. has caused this amendment to be executed and its seal to be affixed and attested by its duly authorized officers as of the effective date hereof.


                             LANIER WORLDWIDE, INC.

/s/  March 8, 1996           By:  /s/  P. W. Farmer
                                 -----------------------
/s/  March 7, 1996                /s/  W.  E. Cantrell
                                 -----------------------
/s/  March 7, 1996               /s/  B. R. Roub
                                 -----------------------